                                                                    EXHIBIT 99.1

                      SECOND AMENDMENT TO CREDIT AGREEMENT

            THIS SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of March 3, 2005 (this "Amendment"), is among LANCASTER COLONY CORPORATION, an Ohio corporation (the "Borrower"), the Lenders and JPMORGAN CHASE BANK, N.A., successor by merger to Bank One, NA (Main Office Chicago), a national banking association, as LC Issuer and as Agent.

                                    RECITALS

            A. The Borrower, the Agent, the LC Issuer and the Lenders are parties to a Credit Agreement dated as of February 13, 2001, as amended by a First Amendment to Credit Agreement dated as of June 24, 2003 (the "Credit Agreement").

            B. The Borrower desires to amend the Credit Agreement, and the Agent and the Lenders are willing to do so in accordance with the terms hereof.

                                      TERMS

            In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

            ARTICLE I. AMENDMENTS. Upon fulfillment of the conditions set forth in Article III hereof, the Credit Agreement shall be amended as follows:

      1.1 The definitions of Cash Equivalent Investments and Facility Termination Date in Section 1.1 are restated as follows.

            "Cash Equivalent Investments" means (i) short-term obligations of, or fully guaranteed by, the United States of America, (ii) securities or commercial paper rated A-2 or better by S&P, P-2 or better by Moody's, or F-2 or better by Fitch with a maturity of one year or less, (iii) demand deposit accounts maintained at, or securities issued or guaranteed by, banks whose commercial paper is rated A-2 or better by S&P, P-2 or better by Moody's, or F-2 or better by Fitch, (iv) money market accounts, sweep accounts and other similar accounts, (v) securities with provisions for liquidity or maturity accommodations (i.e. auction rate securities, put-option bonds) of one year or less that are (a) rated not lower than BBB by S&P or Baa2 by Moody's or (b) issued or guaranteed by any financial institution having a short-term credit rating of A-2 or better by S&P, P-2 or better by Moody's, or F-2 or better by Fitch, and (vi) certificates of deposit issued by and time deposits with (in each case with a maturity of one year or less) commercial banks (whether domestic or foreign) having capital and surplus in excess of $100,000,000.

            "Facility Termination Date" means February 15, 2008 or any later date as may be specified as the Facility Termination Date in accordance with
Section 2.21 or any earlier date on which the Aggregate Commitment is reduced to zero or otherwise terminated pursuant to the terms hereof.

      1.2 The following definitions are added to Section 1.1 in appropriate alphabetical order:

            "ERISA Affiliate" means any trade or business (whether or not incorporated) that, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under
Section 414 of the Code.


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            "ERISA Event" means (a) any "reportable event", as defined in
Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Borrower or any of its ERISA Affiliates of any unfunded liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention by the PBGC to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the Borrower or any of its ERISA Affiliates of any liability that is not eliminated by the application of Section 4208(e) or 4209 of ERISA with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by the Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability, that is not eliminated by the application of Section 4208(e) or 4209 of ERISA, or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

      1.3   Section 5.9 is restated as follows:

      5.9. ERISA. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. The present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than Thirty Million Dollars (U.S.$30,000,000) the fair market value of the assets of such Plan, and the present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than Thirty Million Dollars (U.S.$30,000,000) the fair market value of the assets of all such underfunded Plans.

      1.4   Section 6.1(iv) is restated as follows:

      (iv) As soon as possible and in any event within 30 days after the Borrower knows of the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of the Borrower and its Subsidiaries in an aggregate amount exceeding One Million Dollars (U.S.$1,000,000); and

      1.5   Section 7.10 is restated as follows

      7.10. An ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in liability of the Borrower and its Subsidiaries in an aggregate amount exceeding Thirty Million Dollars (U.S.$30,000,000) for all periods.

      1.6 The Pricing Schedule attached to the Credit Agreement is replaced with the Pricing Schedule attached hereto. The Applicable Margin is set at Level I Status until adjusted based on the Financials for the fiscal quarter ending December 31, 2004.

      1.7 Notwithstanding anything in the Credit Agreement to the contrary, the Borrower, the Agent, the LC Issuer and the Lenders agree that the Commitment of SunTrust Bank is hereby terminated and SunTrust Bank shall no longer be a Lender under the Credit Agreement on and after the date this Amendment is effective, and that all


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other Commitments shall continue (resulting in an Aggregate Commitment of
$100,000,000).

            ARTICLE II. REPRESENTATIONS. Each of the Borrower and each Guarantor (by signing the Consent and Agreement hereto) represents and warrants to the Agent, the LC Issuer and the Lenders that:

      2.1 It has the power and authority and legal right to execute and deliver this Amendment and the Consent and Agreement hereto, as the case may be, and to perform its obligations thereunder. The execution and delivery by it of this Amendment and the Consent and Agreement hereto, as the case may be, and the performance of its obligations thereunder have been duly authorized by proper corporate and other required proceedings, and this Amendment and the Consent and Agreement hereto, as the case may be, to which it is a party constitute legal, valid and binding obligations of it, enforceable against it in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by equitable principles (regardless of whether enforcement is sought in equity or at law).

      2.2 After giving effect to the amendments contained herein, the representations and warranties contained in Article V of the Credit Agreement and in the other Loan Documents are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

      2.3 No Default or Unmatured Default exists or has occurred and is continuing on the date hereof.

            ARTICLE III. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective as of the date hereof when each of the following conditions is satisfied:

      3.1   The Borrower and the Lenders shall have signed this Amendment.

      3.2   The Guarantors shall have signed the Consent and Agreement hereto.

      3.3 The Borrower shall have delivered or caused to be delivered to the Agent such other documents and satisfied such other conditions, if any, as reasonably requested by the Agent.

            ARTICLE IV. MISCELLANEOUS.

      4.1 The Company agrees to pay an amendment fee to each Lender (other than SunTrust Bank) signing this Amendment on or before 5:00 p.m., Chicago time, on March 3, 2005 in an amount equal to $4,000, payable on or within two Business Days of the effective date of this Amendment.

      4.2 References in the Credit Agreement or in any other Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby and as further amended from time to time.

      4.3 Except as expressly amended hereby, the Borrower and Guarantors (by signing the Consent and Agreement hereto) agree that the Credit Agreement and all other Loan Documents are ratified and confirmed, as amended hereby, and shall remain in full force and effect in accordance with their terms and that they have no set off, counterclaim, defense or other claim or dispute with respect to any of the foregoing. Each of the Borrower and the Guarantors (by signing the Consent and Agreement hereto) acknowledges and agrees that the Agent and the Lenders have fully performed all of their obligations under all Loan Documents or otherwise with respect to the Borrower and the Guarantors, all actions taken by the Agent and the Lenders are reasonable and appropriate under the circumstances and within their rights under the Loan Documents and they are not aware of any currently existing claims or causes of action against the Agent or any Lender, any subsidiary of affiliate thereof or any of their successors or assigns, and waives any such claims or causes of action.


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      4.4   Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement. This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument, and telecopied signatures shall be effective as originals.

      IN WITNESS WHEREOF, the parties signing this Amendment have caused this Amendment to be executed and delivered as of the day and year first above written.

                                      LANCASTER COLONY CORPORATION

                                      By: /s/ John L. Boylan
                                          -------------------------------

                                      Title: Treasurer

                                      By: /s/ David M. Segal
                                          -------------------------------

                                      Title: Secretary

                                      JPMORGAN CHASE BANK, N.A., as Agent,
                                      LC Issuer and as a Lender

                                      By: /s/ Lisa Whatley
                                          -------------------------------

                                      Title: Managing Director

                                      THE HUNTINGTON NATIONAL BANK, as
                                      Documentation Agent and as a Lender

                                      By: /s/ John Luehmann
                                          -------------------------------

                                      Title: Vice President


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                                      SUNTRUST BANK

                                      By: /s/ Brian M. Davis
                                          --------------------------

                                      Title: Director

                                      NATIONAL CITY BANK

                                      By: /s/ Thomas E. Redmond
                                          --------------------------

                                      Title: Senior Vice President

                                      FIFTH THIRD BANK, CENTRAL OHIO

                                      By: /s/ Christopher D. Jones
                                          ---------------------------

                                      Title: Vice President

                              CONSENT AND AGREEMENT

            As of the date and year first above written, each of the undersigned hereby:

            (a) fully consents to the terms and provisions of the above Amendment and the consummation of the transactions contemplated hereby and acknowledges and agrees to all of the representations, covenants, terms and provisions of the above Amendment applicable to it;

            (b) agrees that each Guaranty and all other agreements executed by any of the undersigned in connection with the Credit Agreement or otherwise in favor of the Agent, the LC Issuer or the Lenders (collectively, the "Guarantor Documents") are hereby ratified and confirmed and shall remain in full force and effect, and each of the undersigned acknowledges that it has no setoff, counterclaim or defense with respect to any Guarantor Document; and

            (c) acknowledges that its consent and agreement hereto is a condition to the Lenders' obligation under this Amendment and it is in its interest and to its financial benefit to execute this consent and agreement.

                                      E.O. BRODY COMPANY

                                      By: /s/ John L. Boylan
                                          --------------------------

                                      Title: Treasurer

                                      By: /s/ David M. Segal
                                          --------------------------

                                      Title: Secretary

                                      DEE ZEE, INC.

                                      By: /s/ John L. Boylan
                                          --------------------------

                                      Title: Treasurer

                                      By: /s/ David M. Segal
                                          --------------------------

                                      Title: Secretary


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                                      INDIANA GLASS COMPANY

                                      By: /s/ John L. Boylan
                                          --------------------------

                                      Title: Treasurer

                                      By: /s/ David M. Segal
                                          --------------------------

                                      Title: Secretary

                                      KONETA, INC.

                                      By: /s/ John L. Boylan
                                          --------------------------

                                      Title: Treasurer

                                      By: /s/ David M. Segal
                                          --------------------------

                                      Title: Secretary

                                      LANCASTER GLASS CORPORATION

                                      By: /s/ John L. Boylan
                                          --------------------------

                                      Title: Treasurer

                                      By: /s/ David M. Segal
                                          --------------------------

                                      Title: Secretary

                                      T. MARZETTI COMPANY

                                      By: /s/ John L. Boylan
                                          --------------------------

                                      Title: Treasurer

                                      By: /s/ David M. Segal
                                          --------------------------

                                      Title: Secretary


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                                      NEW YORK FROZEN FOODS, INC.

                                      By: /s/ John L. Boylan
                                          -------------------------------

                                      Title: Treasurer

                                      By: /s/ David M. Segal
                                          -------------------------------

                                      Title: Secretary

                                      PRETTY PRODUCTS, INC.

                                      By: /s/ John L. Boylan
                                          -------------------------------

                                      Title: Treasurer

                                      By: /s/ David M. Segal
                                          -------------------------------

                                      Title: Secretary

                                      MARZETTI FROZEN PASTA, INC.
                                      (FORMERLY REAMES FOODS, INC.)

                                      By: /s/ John L. Boylan
                                          -------------------------------

                                      Title: Treasurer

                                      By: /s/ David M. Segal
                                          -------------------------------

                                      Title: Secretary

                                      SISTER SCHUBERT'S HOMEMADE ROLLS, INC.

                                      By: /s/ John L. Boylan
                                          -------------------------------

                                      Title: Treasurer

                                      By: /s/ David M. Segal
                                          -------------------------------

                                      Title: Secretary


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                                PRICING SCHEDULE

     APPLICABLE            LEVEL I      LEVEL II    LEVEL III    LEVEL IV    LEVEL V
       MARGIN              STATUS        STATUS      STATUS       STATUS      STATUS
     ----------            --------     --------    ---------    --------    -------
Eurodollar Rate and         0.295%         0.30%     0.375%       0.45%       0.45%
 Letter of Credit
Applicable Margin

  Facility Fee               0.08%         0.10%     0.125%       0.15%       0.20%
Applicable Margin

   Floating Rate                0%            0%         0%          0%          0%
Applicable Margin

Until adjusted for the first time based on the Debt to Capitalization Ratio as of the end of the first full fiscal quarter ending after the Effective Date, the Applicable Margin and Applicable Fee Rate will be set at Level I. Thereafter, the Applicable Margin and the Applicable Fee Rate will vary with the Borrower's Debt to Capitalization Ratio as set forth above.

      For the purposes of this Schedule, the following terms have the following meanings, subject to the final paragraph of this Schedule:

      "Financials" means the annual or quarterly financial statements of the Borrower delivered pursuant to Section 6.1(i) or (ii).

      "Level I Status" exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, the Debt to Capitalization Ratio is less than or equal to 0.25 to 1.00.

      "Level II Status" exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, (i) the Borrower has not qualified for Level I Status and (ii) the Debt to Capitalization Ratio is less than 0.30 to 1.00.

      "Level III Status" exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, (i) the Borrower has not qualified for Level I Status or Level II Status and (ii) the Debt to Capitalization Ratio is less than 0.35 to 1.00.

      "Level IV Status" exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, (i) the Borrower has not qualified for Level I Status, Level II Status or Level III Status and (ii) the Debt to Capitalization Ratio is less than 0.40 to 1.00.

      "Level V Status" exists at any date if the Borrower has not qualified for Level I Status, Level II Status, Level III Status or Level IV Status.

      "Status" means either Level I Status, Level II Status, Level III Status or Level IV Status.

      The Applicable Margin and Applicable Fee Rate shall be determined in accordance with the foregoing table based on the Borrower's Status as reflected in the then most recent Financials. Adjustments, if any, to the Applicable Margin or Applicable Fee Rate shall be effective 50 days after the end of each of the first three fiscal quarters of each fiscal year and 95 days after the end of each fiscal year of the Borrower. If the Borrower fails to deliver the Financials to the Agent at the time required pursuant to Section 6.1 or any Default has occurred and is continuing, then the Applicable Margin and Applicable Fee Rate shall be set at Level V Status.